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                                                                   EXHIBIT 10.19


                                     [LOGO]
                             FRESENIUS MEDICAL CARE

August 8, 2003


Mr. Ronald Kuerbitz
Fresenius Medical Care North America

Dear Ron:

The purpose of this letter is to outline your retention plan.

You will be eligible to receive an annual retention bonus of $100,000. This retention bonus will be paid to you in January 2004, January 2005 and January 2006. Each payment is contingent upon your continued employment through January 1 of the year of payment.

Please indicate your acceptance of this retention bonus by signing below and returning a copy of this letter to Brian O'Connell in Human Resources.

As with any compensation plan, this retention bonus is confidential. If you have any questions, please discuss them with only Brian O'Connell or me.

Thank you for your consistent hard work and support. I look forward to continuing our strong working relationship as we face the many challenges ahead.


Sincerely,

/s/ Ben Lipps
-----------------------------
Ben Lipps
President and
Chief Executive Officer


                  ACCEPT:

         /s/ Ronald Kuerbitz                    8/11/03
      --------------------------             --------------
          Ronald Kuerbitz                         Date



BJL/lmg
Cc:  B. O'Connell

Corporate Headquarters: 95 Hayden Avenue Lexington, MA 02420 (781) 402-9000